Financial Income (Expenses), Net (Tables)	12 Months Ended
Dec. 31, 2023
Financial Income (Expenses), Net [Abstract]
Schedule of Financial Income (Expenses), Net
	Year Ended December 31
	2023	2022	2021
	U.S. dollars in thousands
Foreign currency exchange differences	(1,078)	(4,377)	1,295
Issuance costs attributed to Forfeiture Shares	-	-	(473)
Interest income on short-term deposits	6,669	2,298	311
Other	46	309	(31)
Total financial income (expenses), net	5,637	(1,770)	1,102